UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 15, 2008

Lakeland Industries, Inc.
(Exact name of Registrant as Specified in Charter)

Delaware	000-15535	13-3115216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York  11779-7410
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (631) 981-9700

                                               Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 15, 2008, Wachovia Bank, N.A agreed to amend a negative covenant contained in the Company’s $25,000,000 Revolving Line of Credit dated July 7, 2005, as previously amended on September 1, 2005 and December 7, 2007.  The effect of this amendment is to increase the ceiling on the amount the Company can expend annually to repurchase its capital stock from $1,000,000 to $3,000,000.  The foregoing brief summary of the amendment to the Company’s credit agreement with Wachovia Bank, N.A. does not purport to be complete and is qualified by reference to the complete text of such amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 8.01	Other Events.

On February 21, 2008, the Company issued a press release announcing that its Board of Directors had authorized the repurchase of up to $3,000,000 worth of the Company’s outstanding Common Stock.  Under this new program, share repurchases may be made from time to time depending on market conditions, share price and availability and other factors at Lakeland’s discretion.  Lakeland’s repurchase of shares will take place in open market transactions or in privately negotiated transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934.  Lakeland intends to finance the purchase using its available cash and cash equivalents.  Depending on market conditions and other factors, the repurchase program may be commenced or suspended at any time without prior notice.  The repurchased shares will be held as treasury stock and will be principally used for ongoing stock issuances under employee stock plans and other general corporate purposes. The foregoing brief summary of the Company’s press release announcing its stock repurchase program does not purport to be complete and is qualified by reference to the complete text of such press release which is attached to this Current Report on Form 8-K as Exhibit 99.1 and which is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	The following have been filed as exhibits to this Form 8-K:

10.1	Letter from Wachovia Bank, N.A., dated February 15, 2008, amending Lakeland’s $25,000,000 Revolving Line of Credit dated July 7, 2005.
99.1	Text of Press Release issued by Lakeland Industries, Inc., dated February 21, 2008, announcing the approval by the Lakeland Board of Directors of a Stock Repurchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: February 21, 2008	By:	/s/ Christopher J. Ryan
Name: Christopher J. Ryan
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Letter from Wachovia Bank, N.A., dated February 15, 2008, amending Lakeland’s $25,000,000 Revolving Line of Credit dated July 7, 2005.
99.1	Text of Press Release issued by Lakeland Industries, Inc., dated February 21, 2008, announcing the approval by the Lakeland Board of Directors of a Stock Repurchase Plan.